                                 OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                   Supplement dated July 1, 2002 to the
                                     Prospectus dated October 26, 2001

The Prospectus is changed as follows:

         The Prospectus supplement dated May 30, 2002 is deleted and replaced by this supplement.

1.       The last sentence in the paragraph titled "WHAT DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus is deleted and replaced with the following:

       "The Fund can invest all of its assets in those  investments  and under normal market  conditions,  at least 80% of the
       Fund's net assets (plus borrowings) will be invested in those investments."

2.       The commission  payments to  broker-dealers  on purchases of Class A shares  subject to a contingent  deferred sales charge by grandfathered  retirement  accounts has changed.  Therefore,  the fourth  sentence of the first  paragraph  under "How Can You Buy
     Class A Shares? - Class A Contingent Deferred Sales Charge" on page 17 is deleted and replaced with the following  sentence:  "For grandfathered  retirement  accounts,  the  concession  is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million."

3.       The section  captioned  "Distribution  and Service  (12b-1)  Plans - Service Plan for Class A Shares" on page 19 is revised by adding the following after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by  grandfathered  retirement  accounts,  the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year,  the  Distributor pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                                            410PS023

                                 OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                   Supplement dated July 1, 2002 to the
                                   Statement of Additional Information
                                          dated October 26, 2001

The Statement of Additional Information is changed as follows:

4.       The section  captioned  "Distribution  and Service Plans - Class A Service Plan" on page 33 is revised by adding the following to the end of the first paragraph:  "With respect to purchases of Class A shares subject to a contingent  deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered  retirement accounts"), the Distributor currently  intends to pay the service fee to  Recipients in advance for the first year after the shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes  service fee payments to Recipients  quarterly on those  shares.  The advance  payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the advance service fee payment.  If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their  purchase,  the Recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata portion of the advance payment of the service fee made on those shares.

July 1, 2002                                                                            410PX010